UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                                 June 21, 2005
               Date of Report (Date of earliest event reported)

                         USAA Auto Owner Trust 2005-2
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            (Exact name of registrant as specified in its charter)

       State of Delaware              333-122759-02             applied for
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  (State of other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


    c/o Wachovia Bank of Delaware, National Association, as owner trustee,
              300 Delaware Avenue
              Wilmington, Delaware                                 19801
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              (Address of principal executive offices)          (Zip Code)

Registrant's telephone number,            (302) 888-7536
including area code           ----------------------------------

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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      Section 8.     Other Events

      Item 8.01.     Other Events.

     On June 21, 2005, USAA Auto Owner Trust 2005-2 (the "Issuer"), as issuer, and JPMorgan Chase Bank, National Association ("JPMorgan"), as indenture trustee, entered into an indenture dated as of June 21, 2005 (the "Indenture"). On June 21, 2005, USAA Acceptance, LLC (the "Depositor"), as depositor, and Wachovia Bank of Delaware, National Association, as owner trustee, entered into an amended and restated trust agreement dated as of June 21, 2005 (the "Trust Agreement"). The Indenture is attached hereto as Exhibit
4.1 and the Trust Agreement is attached hereto as Exhibit 4.2.

     On June 21, 2005, USAA Federal Savings Bank ("USAA"), as seller and servicer, the Depositor, as depositor, and the Issuer, as issuer, entered into a sale and servicing agreement dated as of June 1, 2005 (the "Sale and Servicing Agreement"). On June 21, 2005, USAA, as seller, and the Depositor, as depositor, entered into a receivables purchase agreement dated as of June 1, 2005 (the "Receivables Purchase Agreement"). On June 21, 2005, the Issuer, USAA, as administrator, and JPMorgan, as indenture trustee, entered into an administration agreement ("Administration Agreement") dated as of June 21, 2005. The Sale and Servicing Agreement is attached hereto as Exhibit 10.1 and the Administration Agreement and the Receivables Purchase Agreement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

      Section 9.     Financial Statements and Exhibits.

      Item 9.01.     Financial Statements and Exhibits.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits:

           4.1   Indenture dated as of June 21, 2005.

           4.2   Amended and Restated Trust Agreement dated as of June 21, 2005.

           10.1  Sale and Servicing Agreement dated as of June 1, 2005.

           99.1  Administration Agreement dated as of June 21, 2005.

           99.2  Receivables Purchase Agreement dated as of June 1, 2005.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                         USAA FEDERAL SAVINGS BANK, as
                         Administrator of USAA Auto Owner Trust 2005-2



                         By: /s/ Michael Broker
                             ----------------------------------
                             Michael Broker
                             Vice President and Banking Counsel


Date:  June 24, 2005



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                                 EXHIBIT INDEX

Exhibit
No.          Description of Exhibit

4.1          Indenture dated as of June 21, 2005.

4.2          Amended and Restated Trust Agreement dated as of June 21, 2005.

10.1         Sale and Servicing Agreement dated as of June 1, 2005.

99.1         Administration Agreement dated as of June 21, 2005.

99.2         Receivables Purchase Agreement dated as of June 1, 2005.